FIXED INCOME FUND
                                  ANNUAL REPORT

                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1998




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                           IAI INSTITUTIONAL BOND FUND


                                  ANNUAL REPORT
                                NOVEMBER 30, 1998


   President's Letter.............................................. 2

   Fund Manager's Review........................................... 4

   Fund Portfolio.................................................. 6

   Notes to Fund Portfolio........................................ 11

   Statement of Assets and Liabilities............................ 12

   Statement of Operations........................................ 13

   Statements of Changes in Net Assets............................ 14

   Financial Highlights........................................... 15

   Notes to Financial Statements.................................. 16

   Independent Auditors' Report................................... 21

   Federal Tax Information........................................ 22

   IAI Mutual Fund Family......................................... 23

   Adviser, Custodian, Legal Counsel,
   Independent Auditors,
   Directors....................................... Inside Back Cover

                               PRESIDENT'S LETTER
                           IAI INSTITUTIONAL BOND FUND

WHAT'S RIGHT WITH THIS MARKET

[PHOTO]
ROY C. GILLSON
PRESIDENT

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, I would argue there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 are struggling. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for weak profit growth is the great job Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity. Europe will look even stronger once the euro, the Continent's new single currency, begins to filter through the economy.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Although 1998 was extremely volatile, the year turned out quite well, with the Dow Jones Industrial Average up 18%. The Dow has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has the value of your house gone up by a factor of ten in fifteen years? Probably not. The point is markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, you should be able to step back and see the good in this market.

                               PRESIDENT'S LETTER
                           IAI INSTITUTIONAL BOND FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Growth in the U.S. economy is likely to remain firm in the months ahead. Over the four quarters ending in September 1998, the real economy expanded by 3.5% with inflation, as measured by the GDP deflator, or rose at an annualized rate of only 1.0%. While the economy is likely to slow, it is hard to become too negative on the outlook. There is little evidence of a recession on the horizon. A modest slowdown is more likely, with real growth dropping to about 3.0% for 1999.

Some sectors of the economy are losing forward momentum. The manufacturing sector is clearly showing signs of weakness. This sector is directly exposed to the global glut of commodity goods. With weaker demand overseas, exports are slowing while imports are rising. Corporate profits are being squeezed, which is likely to reduce capital spending plans for 1999. These indicators all point to moderately slower growth ahead.

Yet, growing evidence of economic deterioration--if this occurs--will prompt further rate reduction. Having taken the first step to ease in three years, the Fed is now sensitive to overseas conditions and the fluid economic environment. If the economy appears to be stumbling, the Fed has plenty of room to drop rates and will do so with little hesitation. Likewise, renewed turmoil in the markets will also prompt Fed action. Thus our outlook for no recession is driven by our confidence that the Fed can and will act if necessary.

Fed diligence is also a key ingredient for the markets. Subdued inflation and the prospect of further cuts in short rates--if needed--will provide support for bonds. Stock prices remain trapped in a tug-of-war between high valuations and favorable liquidity. Only a select group of stocks have benefited from excess liquidity. The stock market will be pulled up and down until one force overcomes the other and sets the next trend.

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

SINCERELY,


/s/ Roy C. Gillson


Roy C. Gillson
President

                              FUND MANAGER'S REVIEW
                           IAI INSTITUTIONAL BOND FUND

IAI INSTITUTIONAL BOND FUND

[PHOTO]
LARRY R. HILL, CFA
IAI INSTITUTIONAL BOND
FUND MANAGER

WHAT IS THE FUND'S OBJECTIVE?

The IAI Institutional Bond Fund seeks to provide a high level of total return derived from a combination of capital appreciation and current income. This objective is pursued by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment- grade bonds and other debt securities of similar quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

HOW HAS THE FUND PERFORMED?

The Fund gained 7.92% for the year ended November 30, 1998. This compares with returns for the Lehman Brothers Aggregate Bond Index of 9.45% and the Salomon Broad Investment Grade Bond Index of 9.49%.

WERE THERE ANY SIGNIFICANT CHANGES?

During the year, there were no major changes to the investment strategy. The interest rate sensitivity of the Fund remained longer than the benchmark and sector weightings continued to emphasize mortgages and corporates.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The continuing flight-to-quality from less stable markets combined with the increased premium on liquidity caused by forced sales at some hedge funds led to a discontinuity within the bond market. Treasury yields declined significantly during both August and September. At the same time however, the yields on corporates and mortgages declined only modestly. This widening of interest rate spreads accounted for the majority of the performance shortfall for the Fund during the year because the Fund's portfolio is comprised of more mortgaged-backed securities and corporate bonds, and less Treasury securities, relative to the benchmark.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Markets will remain volatile until the excess leverage employed by foreign businesses and hedge funds has been unwound. This process has been going on for foreign businesses for some time, but hedge fund liquidations were just beginning at the end of September. The Federal Reserve Board (the Fed) is trying to prevent isolated cases of credit contraction from becoming a general economic contraction. They have already acted to maintain ample liquidity by reducing the Fed Funds rate by one-half percentage point.

     Corporate bonds, mortgages and asset-backed securities present tremendous long-term value at current, near record yield spreads. While these sectors are still under pressure from leveraged sellers, we are maintaining our overweight positions to potentially earn exceptional returns over the longer term. We remain diligent in evaluating the credit trends for corporate holdings and the prepayment uncertainties for mortgage backed securities. The portfolio is well diversified for the current volatile environment, giving us the flexibility to take advantage of buying opportunities as they arise.

                             FUND MANAGER'S REVIEW
                           IAI INSTITUTIONAL BOND FUND

VALUE OF $2,000,000 INVESTMENT+

[PLOT POINTS CHART]

            IAI INSTITUTIONAL   SALOMON BROAD INVESTMENT     LEHMAN BROTHERS
                BOND FUND          GRADE BOND INDEX        AGGREGATE BOND INDEX

11/01/93        2,000,000             2,000,000                 2,000,000
11/30/93        1,969,914             1,983,200                 1,982,986
11/30/94        1,885,303             1,922,902                 1,922,313
11/30/95        2,167,191             2,265,744                 2,261,442
11/30/96        2,328,322             2,401,191                 2,398,501
11/30/97        2,467,753             2,582,697                 2,579,636
11/30/98        2,663,037             2,827,752                 2,823,233


AVERAGE ANNUAL RETURNS+
THROUGH 11/30/98
                                                                 Since Inception
                                           1 Year     5 Years        11/01/93
================================================================================
IAI INSTITUTIONAL
   BOND FUND                                7.92%      6.22%           5.80%
--------------------------------------------------------------------------------
Salomon Broad Investment
   Grade Bond Index(1)                      9.49%      7.35%           7.05%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        9.45%      7.32%           7.02%

(1) SALOMON BROAD INVESTMENT GRADE BOND INDEX WILL BE REPLACED WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE LEHMAN BROTHERS AGGREGATE BOND INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.

+    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


SECTORS
% OF PORTFOLIO AS OF 11/30/98

[PIE CHART]

Corporate                                    24%
Foreign Denominated                           3%
Asset-Backed                                  3%
U.S. Government & Government Agency          13%
Preferred Stock                               4%
U.S. Government Agency Mortgage-Backed       40%
Short-Term                                   13%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/98

[BAR CHART]

YEARS
-----
0-3        12%
3-5        26%
5-10       43%
10-20       5%
20+        14%


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFOR MANCE DATA FOR THE IAI INSTITUTIONAL BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PRO SPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 11/30/98

U.S.
Government................54%

Aaa.......................18%

Aa.........................6%

A..........................2%

Baa........................7%

Non-Investment
Grade.....................13%

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 26.0%
                                                                                Principal         Market
                                               Rate          Maturity             Amount         Value (a)
-----------------------------------------------------------------------------------------------------------
FINANCIAL - 3.3%
Arcadia Financial                             11.50%         03/15/07          $  200,000       $  150,000
Associates (e)                                 6.45          09/15/00             450,000          456,891
GMAC                                           5.75          11/10/03             260,000          261,004
Merrill Lynch                                  6.88          11/15/18             370,000          380,175
Nationsbank                                    6.13          07/15/04             230,000          236,523
Toyota Motor Credit                            5.63          11/13/03             130,000          131,118
                                                                                              -------------
                                                                                                 1,615,711
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL - 20.1%
Albecca (e)                                   10.75          08/15/08             500,000          510,000
Alberta Province (YANKEE) (f)                  4.88          10/29/03             340,000          334,298
Atlas Air (e)                                  9.38          11/15/06             125,000          125,625
Bell Sports (e)                               11.00          08/15/08             100,000          102,000
Biovail (e)                                   10.88          11/15/05             150,000          152,250
Cendant                                        7.75          12/01/03             490,000          493,200
Chesapeake Energy                              9.13          04/15/06             350,000          301,000
Clear Channel Communications                   6.88          06/15/18             590,000          580,371
Entex Information Services (k)                12.50          08/01/06           1,150,000          690,000
Grove Worldwide                                9.25          05/01/08             200,000          200,500
Loewen Group International Series 3            7.50          04/15/01             125,000          111,250
Loewen Group International Series 3            7.75          10/15/01             180,000          160,200
Loewen Group International Series 4            8.25          10/15/03             400,000          348,000
Lubrizol                                       5.88          12/01/08             165,000          163,977
Petro-Canada (YANKEE) (f)                      7.00          11/15/28             400,000          402,000
Queen Sand Resources (e)                      12.50          07/01/08             500,000          405,000
Radio Unica (STEP BOND) (e) (i)               10.37          08/01/06           1,800,000          936,000
Raytheon                                       6.15          11/01/08             275,000          278,407
Saks                                           7.25          12/01/04             250,000          250,708
Sonic Automotive (e)                          11.00          08/01/08             700,000          679,000
Styling Technology                            10.88          07/01/08              75,000           70,125
Susa Partnership                               7.45          07/01/18             275,000          254,716
True Temper Sports (e)                        10.88          12/01/08             100,000          101,500
Union Pacific (MEDIUM-TERM NOTE)               6.79          11/09/07             485,000          498,701
Williams Companies                             6.50          08/01/06             625,000          636,919
Windmere-Durable                              10.00          07/31/08           1,200,000        1,125,000
                                                                                              -------------
                                                                                                 9,910,747
-----------------------------------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998

CORPORATE BONDS (CONT.)
                                                                                Principal         Market
                                               Rate          Maturity             Amount         Value (a)
-----------------------------------------------------------------------------------------------------------
UTILITIES - 2.6%
AT&T Capital (MEDIUM-TERM NOTE)                7.50          11/15/00          $  345,000       $  348,326
Global Crossing (PIK BOND) (e) (h)            10.50          12/01/08               1,250 (j)      125,000
KN Energy                                      7.25          03/01/28             420,000          416,174
Sprint Capital                                 6.88          11/15/28             365,000          379,027
                                                                                              -------------
                                                                                                 1,268,527
===========================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $13,441,569) ......................................................................... $ 12,794,985
===========================================================================================================

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 14.4%
                                                                                Principal         Market
                                              Rate           Maturity             Amount         Value (a)
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 10.4%
                                              12.38%         05/15/04          $  440,000       $  598,470
                                               7.50          11/15/16             750,000          939,495
                                               8.13          08/15/21             880,000        1,199,273
                                               6.75          08/15/26           1,995,000        2,404,294
                                                                                              -------------
                                                                                                 5,141,532
----------------------------------------------------------------------------------------------------------
U.S. TREASURY STRIP - 1.0%
U.S. Treasury STRIP (ZERO COUPON)              5.54 (g)      11/15/21           1,710,000          491,026
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.0%
Federal Home Loan Mortgage Corporation         5.13          09/15/03             280,000          280,832
Federal National Mortgage Association          6.21          08/06/38           1,155,000        1,203,187
                                                                                              -------------
                                                                                                 1,484,019
===========================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $6,856,571) ........................................................................... $ 7,116,577
===========================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 43.4%
                                                                                Principal         Market
                                               Rate          Maturity             Amount         Value (a)
-----------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 14.9%
                                               6.00%         04/01/11        $  1,462,075     $  1,468,465
                                               6.50          04/01/13             680,526          690,515
                                               6.50          05/01/13             381,019          386,613
                                               6.00          12/01/13             485,000 (b)      485,907
                                               6.50          12/01/28           4,265,000 (b)    4,296,988
                                                                                              -------------
                                                                                                 7,328,488
-----------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.4%
                                               6.11          08/01/08           1,359,910        1,386,564
                                               5.81          10/01/08             479,640          479,209
                                               7.50          01/01/28             567,317          582,913
                                               6.50          04/01/28              69,235           69,689
                                               7.50          04/01/28             585,955          601,882
                                               7.00          05/01/28           1,322,401        1,349,669
                                               7.00          08/01/28             658,537          672,116
                                               6.00          10/01/28             978,830          965,978
                                                                                              -------------
                                                                                                 6,108,020
-----------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 2.6%
                                               6.50          03/01/13           1,026,178        1,040,925
                                               6.00          11/01/13             252,500          252,815
                                                                                              -------------
                                                                                                 1,293,740
-----------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.4%
                                               9.00          11/15/17             508,958          546,173
                                               8.00          12/15/23           1,193,868        1,245,742
                                               7.50          12/15/27             961,605          992,857
                                               7.00          02/15/28           1,159,839        1,187,385
                                               7.00          03/15/28           1,240,842        1,270,312
                                               7.50          05/15/28             862,238          891,072
                                                                                              -------------
                                                                                                 6,133,541
-----------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION MIDGET - 1.1%
                                               7.00          01/15/08             507,828          521,632
===========================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $21,204,917) ......................................................................... $ 21,385,421
===========================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998

ASSET-BACKED SECURITIES - 3.4%
                                                                                Principal         Market
                                               Rate          Maturity             Amount         Value (a)
-----------------------------------------------------------------------------------------------------------
HOME EQUITY - 3.4%
EQCC Home Equity Loan Trust 98-2 A6F           6.16%         04/15/08          $  595,000       $  596,250
Money Store Home Equity Trust 98-B AF4         6.12          06/15/21             300,000          300,094
Residential Asset Securities 98-KS2 AI3        6.24          07/25/29             805,000          802,005
                                                                                              -------------
                                                                                                 1,698,349
===========================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $1,700,256) .......................................................................... $  1,698,349
===========================================================================================================

FOREIGN DENOMINATED BONDS - 3.7%

                                                                                Principal         Market
                                               Rate          Maturity           Amount (d)       Value (a)
-----------------------------------------------------------------------------------------------------------
CORPORATE - 3.7%
Colt Telecom Group (GERMAN DEUTSCHEMARK)       7.63%         07/31/08           1,175,000       $  693,199
International Bank for Reconstruction and
    Development (POLISH ZLOTTY)               16.50          03/09/05           3,300,000        1,147,393
                                                                                              -------------
                                                                                                 1,840,592
===========================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $1,586,730)........................................................................... $  1,840,592
===========================================================================================================

NON-CONVERTIBLE PREFERRED STOCK - 3.8%
                                                                                                Market
                                                                 Rate             Quantity      Value (a)
-----------------------------------------------------------------------------------------------------------
FINANCIAL - 3.8%
SI Financing Trust I                                             2.38%             70,000       $1,863,750
===========================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCK
(COST: $1,788,188) .......................................................................... $  1,863,750
===========================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $46,578,231) ......................................................................... $ 46,699,674
===========================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998

SHORT-TERM SECURITIES - 13.9%
                                                                                Principal         Market
                                               Rate          Maturity             Amount         Value (a)
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.2%
                                               4.05%         04/22/99          $  100,000 (c)   $   98,253
-----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 13.7%
Associates (FINANCIAL)                         5.15          12/09/98           2,365,000        2,362,293
Duke Power (UTILITIES)                         5.25          12/01/98           2,000,000        2,000,000
General Electric (UTILITIES)                   5.12          12/14/98             485,000          484,103
KFW International (FINANCIAL)                  5.20          12/09/98           1,900,000        1,897,805
                                                                                              -------------
                                                                                                 6,744,201
===========================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $6,842,657) .......................................................................... $  6,842,454
===========================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $53,420,888) (l) ..................................................................... $ 53,542,128
===========================================================================================================
OTHER ASSETS & LIABILITIES (NET) - (8.6%)
 ............................................................................................ $ (4,246,531)
===========================================================================================================
TOTAL NET ASSETS
 ............................................................................................ $ 49,295,597
===========================================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 11

                             NOTES TO FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998


                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Purchased on a when-issued basis. At November 30, 1998, the total cost of securities purchased on a when-issued basis was $4,767,480.

                                       (c)

Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (d)
Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A or 4(2) of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.
The market value of such securities was $3,593,266 (7.3% of net assets) at November 30,1998.

                                       (f)
Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (g)
Interest rate shown represents yield-to-maturity at date of purchase.

                                       (h)
The interest rate shown for Payment-in-Kind bonds (PIK bonds) represents effective yield at November 30, 1998. PIK--Payment-in-Kind income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (i)
A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at November 30, 1998, based upon the estimated timing and amount of future interest and principal payments.

                                       (j)
Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (k)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue was deemed illiquid at November 30, 1998, based on guidelines established by the Board of Directors. The market value of this security was $690,000 (1.4% of net assets) at November 30, 1998.

                                       (l)
At November 30, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

 Cost for federal income tax purposes .....................   $   53,457,645
                                                             ================

 Gross unrealized appreciation ............................   $      979,863

 Gross unrealized depreciation ............................         (895,380)
                                                             ----------------
 Net unrealized appreciation ..............................   $       84,483
                                                             ================

                       STATEMENT OF ASSETS AND LIABILITIES
                           IAI INSTITUTIONAL BOND FUND

                                NOVEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities at market
      (Cost: $53,420,888)                                                                                               $53,542,128
Cash in bank on demand deposit                                                                                               64,294
Accrued interest and dividends receivable                                                                                   580,869
Variation margin receivable                                                                                                  18,750
                                                                                                                        -----------
      TOTAL ASSETS                                                                                                       54,206,041
                                                                                                                        -----------

LIABILITIES
Payable for investment securities purchased                                                                                 138,134
Payable for investment securities purchased on a when-issued basis                                                        4,767,480
Unrealized depreciation on foreign currency contracts held, at value (Note 7)                                                 4,830
                                                                                                                        -----------
      TOTAL LIABILITIES                                                                                                   4,910,444
                                                                                                                        -----------
            NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                                          $49,295,597
                                                                                                                        ===========

REPRESENTED BY:
Capital stock                                                                                                           $    51,303
Additional paid-in capital                                                                                               46,861,002
Undistributed net investment income                                                                                         261,734
Accumulated net realized gains on investments                                                                             2,032,151
Unrealized appreciation or depreciation on:
      Investment securities                                                                $94,096
      Other assets and liabilities denominated in foreign currency                          (4,689)
                                                                                           -------
                                                                                                                             89,407
                                                                                                                        -----------
            TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                     $49,295,597
                                                                                                                        ===========
            Shares of capital stock outstanding; authorized 10 billion shares
                 of $0.01 par value stock                                                                                 5,130,298
                                                                                                                        -----------
            NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                                      $      9.61
                                                                                                                        ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 16

                             STATEMENT OF OPERATIONS
                           IAI INSTITUTIONAL BOND FUND


                          YEAR ENDED NOVEMBER 30, 1998


------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
       INCOME
             Interest (net of foreign income taxes withheld of $741)                                                     $5,249,108
             Dividends                                                                                                      190,000
                                                                                                                         ----------
                  TOTAL INCOME                                                                                            5,439,108
                                                                                                                         ----------

       EXPENSES
             Management fees                                                                                                403,313
             Compensation of Directors                                                                                       14,246
                                                                                                                         ----------
                  TOTAL EXPENSES                                                                                            417,559
                  Less fees reimbursed by Advisers                                                                          (14,246)
                                                                                                                         ----------
                  NET EXPENSES                                                                                              403,313
                                                                                                                         ----------
                  NET INVESTMENT INCOME                                                                                   5,035,795
                                                                                                                         ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
       Net realized gains (losses) on:
             Investment securities                                                          $1,924,101
             Futures contracts                                                                 (95,485)
             Written option contracts                                                          164,362
             Foreign currency transactions                                                      82,954
                                                                                            ----------

                                                                                                                          2,075,932
       Net change in unrealized appreciation or depreciation on:
             Investment securities                                                          $ (494,033)
             Futures contracts                                                                 (30,863)
             Other assets and liabilities denominated in foreign currency                      (12,165)
                                                                                            ----------

                                                                                                                           (537,061)
                                                                                                                         ----------
                  NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                                            1,538,871
                                                                                                                         ----------
                  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $6,574,666
                                                                                                                         ==========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 16

                       STATEMENTS OF CHANGES IN NET ASSETS
                           IAI INSTITUTIONAL BOND FUND



                                                                                            Year ended              Year ended
                                                                                         November 30, 1998       November 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income                                                                  $  5,035,795            $  5,409,331
    Net realized gains                                                                        2,075,932               2,527,322
    Net change in unrealized appreciation or depreciation                                      (537,061)             (2,818,292)
                                                                                           ------------------------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  6,574,666               5,118,361
                                                                                           ------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                    (5,187,365)             (5,586,340)
                                                                                           ------------------------------------
        TOTAL DISTRIBUTIONS                                                                  (5,187,365)             (5,586,340)
                                                                                           ------------------------------------

CAPITAL SHARE TRANSACTIONS
    Net proceeds from sale of 1,348,084 and 6,170,385 shares                                 12,829,367              57,996,609
    Net asset value of 542,957 and 594,437 shares issued to
         shareholders in reinvestment of distributions                                        5,179,038               5,564,118
    Cost of 8,175,947 and 5,521,433 shares redeemed                                         (78,467,061)            (51,810,405)
                                                                                           ------------------------------------
        INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                   (60,458,656)             11,750,322
                                                                                           ------------------------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (59,071,355)             11,282,343

    NET ASSETS AT BEGINNING OF PERIOD                                                       108,366,952              97,084,609
                                                                                           ------------------------------------

    NET ASSETS AT END OF PERIOD                                                            $ 49,295,597            $108,366,952
                                                                                           ====================================
        INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                                  $    261,734            $    585,418
                                                                                           ====================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 16

                              FINANCIAL HIGHLIGHTS
                           IAI INSTITUTIONAL BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                 Years ended
                                                                 November 30,                    Period from        Period from
                                                  -----------------------------------------   April 1, 1994 to   November 1, 1993***
                                                    1998       1997        1996      1995    November 30, 1994+ to March 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
      Beginning of period                         $  9.49    $   9.54    $  9.50   $   8.85       $  9.36             $ 10.00
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
      Net investment income                          0.64        0.58       0.63       0.62          0.38                0.22
      Net realized and unrealized gains (losses)     0.09       (0.04)      0.04       0.66         (0.51)              (0.65)
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL FROM OPERATIONS                   0.73        0.54       0.67       1.28         (0.13)              (0.43)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                         (0.61)      (0.59)     (0.63)     (0.63)        (0.38)              (0.21)
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL DISTRIBUTIONS                    (0.61)      (0.59)     (0.63)     (0.63)        (0.38)              (0.21)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
      End of period                               $  9.61    $   9.49    $  9.54    $  9.50       $  8.85             $  9.36
------------------------------------------------------------------------------------------------------------------------------------
Total investment return*                             7.92%       5.97%      7.44%     14.95%        (1.44%)             (4.35%)
Net assets at end of period (000's omitted)       $49,296    $108,367    $97,085   $101,429       $73,724             $31,478

RATIOS
      Expenses to average net assets                 0.50%       0.50%      0.50%      0.50%         0.50%**             0.50%**
      Net investment income to average
             net assets                              6.24%       6.19%      6.75%      6.76%         6.42%**             5.84%**
      Portfolio turnover rate
             (excluding short-term securities)      333.3%      511.0%     323.0%     358.8%        235.1%              127.1%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**    ANNUALIZED
***   COMMENCEMENT OF OPERATIONS
+     REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1998

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Institutional Bond Fund (Institutional Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment-grade bonds and other debt securities of similar quality. This report covers only Institutional Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.


SECURITIES PURCHASED ON A
WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1998


[1]          SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES (CONT.)

FOREIGN CURRENCY
TRANSLATIONS AND FOREIGN
CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency contracts.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $172,114 and accumulated net realized gains have been increased by $172,114.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1998

[1]          SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES (CONT.)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2]   COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policy holder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund has available a $9,375,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended November 30, 1998, the Fund paid $5,005 in interest on the line of credit at an average rate of 8.50%. This interest is included in interest income on the Statement of Operations. There were no borrowings outstanding at November 30, 1998.

[3]   FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 0.50% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1998


[4]   PURCHASES AND SALES OF SECURITIES


For the year ended November 30, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $263,205,414 and $324,016,343, respectively.

[5]   OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of November 30, 1998. The market value of securities deposited to cover initial margin requirements for the open positions at November 30, 1998 was $49,127. The unrealized depreciation on these contracts is included in unrealized appreciation or depreciation on investment securities.


                                                     FUTURES
----------------------------------------------------------------------------------------------------------------
                              Number of          Expiration                             Market      Unrealized
          Type                Contracts             Month            Position           Value      Depreciation
----------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bond           15             December 1998          Long           $1,947,656     $27,144
================================================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND

[6]   OPTIONS CONTRACTS WRITTEN

During the year ended November 30, 1998, the Fund wrote the following options on Treasury bond futures:

   CALL OPTIONS
--------------------------------------------------------------------------------
                                    Number of Contracts         Premium
--------------------------------------------------------------------------------
     Outstanding at 11/30/97               --                  $      --
     Opened                               240                    144,450
     Expired                             (240)                  (144,450)
     Closed                                --                         --
     Exercised                             --                         --
--------------------------------------------------------------------------------
     Outstanding at 11/30/98               --                  $      --
================================================================================


   PUT OPTIONS
--------------------------------------------------------------------------------
                                    Number of Contracts         Premium
--------------------------------------------------------------------------------
     Outstanding at 11/30/97               --                  $      --
     Opened                                45                     19,912
     Expired                              (45)                   (19,912)
     Closed                                --                         --
     Exercised                             --                         --
--------------------------------------------------------------------------------
     Outstanding at 11/30/98               --                  $      --
================================================================================


[7]   FOREIGN CURRENCY EXCHANGE CONTRACTS

At November 30, 1998, the Fund had entered into foreign currency exchange contracts. The unrealized depreciation on those contracts at November 30, 1998, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


     Exchange Date           Currency to be Delivered                Currency to be Received          Unrealized Depreciation
-----------------------------------------------------------------------------------------------------------------------------
       12/30/98            1,057,000 German Deutschemark              621,399   U.S. Dollar                   $4,830
-----------------------------------------------------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                           IAI INSTITUTIONAL BOND FUND


THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS I, INC.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Institutional Bond Fund (a portfolio within IAI Investment Funds I, Inc.) as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on page 15 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Institutional Bond Fund at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 8, 1999

                             FEDERAL TAX INFORMATION
                           IAI INSTITUTIONAL BOND FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

                                TAX INFORMATION:
--------------------------------------------------------------------------------
            Payable Date                               Ordinary Income (A)
--------------------------------------------------------------------------------
         DECEMBER 1997                                       $0.1100
         JANUARY 1998                                         0.0300
         FEBRUARY 1998                                        0.0400
         MARCH 1998                                           0.0500
         APRIL 1998                                           0.0500
         MAY 1998                                             0.0500
         JUNE 1998                                            0.0600
         JULY 1998                                            0.0600
         AUGUST 1998                                          0.0400
         SEPTEMBER 1998                                       0.0500
         OCTOBER 1998                                         0.0400
         NOVEMBER 1998                                        0.0300
================================================================================
                                                             $0.6100

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 2.91% OF ORDINARY INCOME DISTRIBUTIONS QUALIFY FOR DEDUCTION BY CORPORATIONS.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY


====================================================================================================================================
                                                            SECONDARY
  IAI FUND                       PRIMARY OBJECTIVE          OBJECTIVE               PORTFOLIO COMPOSITION
 ....................................................................................................................................
  IAI INTERNATIONAL FUND         Capital Appreciation       Income                  Equity securities of non-U.S. companies

------------------------------------------------------------------------------------------------------------------------------------

  IAI EMERGING GROWTH FUND       Capital Appreciation         --                    Common stocks of small- to medium-sized
                                                                                    emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------

  IAI CAPITAL                    Capital Appreciation         --                    Common stocks of small- to medium-sized
  APPRECIATION FUND                                                                 growth companies
------------------------------------------------------------------------------------------------------------------------------------

  IAI MIDCAP GROWTH FUND         Capital Appreciation        --                     Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

  IAI REGIONAL FUND              Capital Appreciation        --                     Common stocks of Upper Midwest companies

------------------------------------------------------------------------------------------------------------------------------------

  IAI GROWTH FUND                Capital Appreciation        --                     Common stocks with potential for above-average
                                                                                    growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

  IAI VALUE FUND                 Capital Appreciation        --                     Common stocks which are considered to be
                                                                                    undervalued small-to medium-sized companies
------------------------------------------------------------------------------------------------------------------------------------

  IAI GROWTH AND INCOME FUND     Capital Appreciation       Income                  Common stocks with potential for long-term
                                                                                    appreciation, and common stocks that are
                                                                                    expected to produce income
------------------------------------------------------------------------------------------------------------------------------------

  IAI BALANCED FUND              Total Return               Income                  Common stocks, investment-grade bonds and
                                 [CAPITAL APPRECIATION                              short-term instruments
                                   + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

  IAI BOND FUND                  Income                     Capital Preservation    Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

  IAI MONEY MARKET FUND          Stability/Liquidity        Income                  The portfolio's average dollar-weighted maturity
                                                                                    is less than 90 days, investing in high quality,
                                                                                    money market securities
------------------------------------------------------------------------------------------------------------------------------------

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


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


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


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

                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


       P.O. BOX 357 MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700